Exhibit 10.4

Supplemental Agreement No. 8

to

Purchase Agreement No. 2484

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of June 17, 2013, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (a Delaware corporation formerly known as Continental Airlines, Inc.) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2484 dated December 29, 2004 (Purchase Agreement), as amended and supplemented, relating to Boeing Model 787 aircraft (Aircraft);

WHEREAS, Boeing and Customer have agreed to certain revisions to Letter Agreement 6-1162-MSA-547R4 entitled “Option Aircraft” and to *** of Option Aircraft contained in Attachment B entitled “787-9 Option Aircraft Delivery, Description, Price and Advance Payments”;

WHEREAS, Boeing and Customer have agreed to reschedule *** Model 787-9 Aircraft (787-9 Aircraft) as follows:

Manufacturer Serial Number	Current Delivery Month	Revised Delivery Month
***	***	***

WHEREAS, Boeing and Customer have agreed to terms related to Model 787-10 aircraft, as captured in Letter Agreement 6-1161-MSA-554R4, entitled “Model Substitution”;

WHEREAS, Customer and Boeing have mutually agreed to a termination of Letter Agreement 6-1162-RCN-1938 entitled “*** – Block B Aircraft”;

P.A. 2484		SA-8, Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

WHEREAS, Customer and Boeing have mutually agreed to certain revisions of Letter Agreement 6-1162-RCN-1936 entitled “Other Special Matters”;

WHEREAS, Boeing and Customer agree that 787-10 Model aircraft program launch requires approval from the Boeing Board of Directors, pursuant to Letter Agreement UAL-PA-03860-LA-1301380;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents and Articles:

1.1 Remove and replace, in its entirety, the “Table of Contents” and basic articles with the Table of Contents and basic articles marked with the SA-8 legend and attached hereto, to reflect Customer’s legal name change, and the changes made by this Supplemental Agreement No. 8.

2. Table:

2.1 Table 1 is replaced in its entirety with the Table 1 for Model 787-9 aircraft attached hereto that is related to and references this Supplemental Agreement No. 8.

3. Letter Agreements:

3.1 The following letter agreements are removed and replaced in their entirety as specified below:

Title of Letter Agreement	Original Letter Agreement No.	Replacement Letter Agreement No.
Option Aircraft	6-1162-MSA-547R4	6-1162-MSA-547R5
Attachment B	*** Option Aircraft	*** Option Aircraft
Model Substitution	6-1162-MSA-554R3	6-1162-MSA-554R4
Attachment A
Attachment B
Attachment C
Other Special Matters	6-1162-RCN-1936	6-1162-RCN-1936A1

P.A. 2484		SA 8, Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

3.2 The following letter agreement is deleted from the Purchase Agreement:

Letter Agreement No.	Title of Letter Agreement
6-1162-RCN-1938	*** – Block B Aircraft

4. Effective Date: This Supplemental Agreement No. 8 shall be effective subject to satisfaction of the following conditions precedent (collectively the Conditions Precedent):

4.1 Execution of Supplemental Agreement No. 1 to Purchase Agreement No. 3860 between Boeing and Customer relating to Model 787 aircraft (the UAL Purchase Agreement) by Boeing and Customer;

4.2 Execution of this Supplemental Agreement No. 8 to the Purchase Agreement;

4.3 Execution of Supplemental Agreement No. 1 to Purchase Agreement No. 03776 (the MAX Purchase Agreement) between Boeing and United Continental Holdings, Inc. relating to Model 737-9 aircraft by Boeing and United Continental Holdings, Inc.

Upon satisfaction of the Conditions Precedent, the Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

[The rest of the page is intentionally blank. Signature page follows.]

P.A. 2484		SA 8, Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

***	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance and Treasurer
Title	Title

P.A. 2484		SA 8, Page 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description	SA-8
Article 2.	Delivery Schedule	SA-8
Article 3.	Price	SA-8
Article 4.	Payment	SA-8
Article 5.	Additional Terms	SA-8

TABLE
1.	Aircraft Information Table – 787-9	SA-8

EXHIBITS
A1.	787-8 Aircraft Configuration	SA-6
A2.	787-9 Aircraft Configuration	SA-6
B.	Aircraft Delivery Requirements and Responsibilities	SA-1
SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features	SA-1
BFE1.	BFE Variables	SA-8
CS1.	Customer Support Document	SA-5
EE1.	Engine Escalation/Engine Warranty ***	SA-2
SLP1.	Service Life Policy Components	SA-1

LETTER AGREEMENTS
6-1162-MSA-546R4	Open Configuration Matters	SA-6
6-1162-MSA-547R5	Option Aircraft	SA-8
	Attachment A (deleted)	SA-7
	Attachment B	SA-8
6-1162-MSA-549	Spare Parts Initial Provisioning	SA-1
6-1162-AJH-921	787 e-Enabling	SA-6
6-1162-AJH-922	Special Matters Relating to COTS Software and End User License Agreements	SA-6

P.A. 2484	TABLE OF CONTENTS, Page 1 of 3	SA-8
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

SA NUMBER
LETTER AGREEMENTS, continued
6-1162-AJH-923	Special Terms – Seats and In-flight Entertainment	SA-6
6-1162-RCN-1940	Model 787 Post-Delivery Software & Data Loading	SA-7

CONFIDENTIAL LETTER AGREEMENTS
6-1162-MSA-550	Spare Parts Commitments	SA-1
6-1162-MSA-551R2	Performance Guarantees	SA-5
6-1162-MSA-552R7	Special Matters	SA-7
6-1162-MSA-553R1	Open Matters	SA-1
6-1162-MSA-554R4	Model Substitution	SA-8
6-1162-MSA-555	Promotional Support	SA-1
6-1162-RCN-1936	Other Special Matters	SA-7
6-1162-RCN-1936A1	Other Special Matters—Amendment 1	SA-8
6-1162-RCN-1937	Performance Guarantees – Block B Aircraft	SA-7
6-1162-RCN-1938	*** – Block B Aircraft—TERMINATED	SA-8
6-1162-RCN-1939	***	SA-7

P.A. 2484	TABLE OF CONTENTS, Page 2 of 3	SA-8
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 30, 2005

Supplemental Agreement No. 2	January 20, 2006

Supplemental Agreement No. 3	May 3, 2006

Supplemental Agreement No. 4	July 14, 2006

Supplemental Agreement No. 5	March 12, 2007

Supplemental Agreement No. 6	November 15, 2007

Supplemental Agreement No. 7	November 7, 2012

Supplemental Agreement No. 8	June 17, 2013

P.A. 2484	TABLE OF CONTENTS, Page 3 of 3	SA-8
BOEING/UNITED AIRLINES, INC. PROPRIETARY

PURCHASE AGREEMENT NUMBER 2484

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

P.A. No. 2484
BOEING PROPRIETARY

Purchase Agreement No. 2484

between

The Boeing Company

and

United Airlines, Inc.

This Purchase Agreement No. 2484 dated as of December 29, 2004 between The Boeing Company (Boeing) and United Airlines, Inc. (a Delaware corporation formerly known as Continental Airlines, Inc.) (Customer) relating to the purchase and sale of Model 787 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates and amends the terms and conditions of the Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA).

Article 1.	Quantity, Model, Description and Inspection.

The aircraft to be delivered to Customer will be designated as Model 787 aircraft (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to this Purchase Agreement. Twelve (12) months prior to delivery of Customer’s first Aircraft, Boeing will provide Customer a Boeing document defining a customer inspection process appropriate to the 787 manufacturing process (787 Inspection Process) which will apply in lieu of inspection processes traditionally applicable to other models of aircraft and will supersede the provisions of Article 5.2 of the AGTA.

Article 2.	Delivery Schedule.

The Aircraft will be delivered to Customer in accordance with the scheduled months of delivery of the Aircraft listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3.	Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 in subject to escalation dollars.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of the Purchase Agreement, or the most recent supplemental agreement to the Purchase Agreement that amends Table 1 of the Purchase Agreement projected to the month of scheduled delivery.

Article 4.	Payment.

4.1 Boeing acknowledges receipt of a deposit *** for each Aircraft (Deposit).

4.2 The standard advance payment schedule for the Model 787 Aircraft requires Customer to make certain advance payments, expressed as a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of ***%, less the Deposit, on the date of signing of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3 For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery. The Aircraft Price for each Aircraft will be re-calculated at the time that Aircraft is delivered using the then available escalation factors for the month when that Aircraft is delivered to calculate the Escalation Adjustment as defined in Supplemental Exhibit AE1.

Article 5.	Additional Terms.

5.1 Excusable Delay. Article 7.1 of the basic articles of the AGTA in so far as it applies to the Aircraft only is revised to read as follows:

7.1 General. Boeing will not be liable for any delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) inability***; (vii) inability, after due and timely diligence, to obtain type certification; or (viii) any other cause to the extent such cause is beyond Boeing’s control and not occasioned by Boeing’s fault or negligence. A delay resulting from any such cause is defined as an Excusable Delay.

5.2 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification for the Aircraft, (iii) month and year of scheduled deliveries of the Aircraft, (iv) Aircraft Basic Price, (v) escalation factors applicable to the Aircraft and (vi) Advance Payment Base Prices and advance payments applicable to the Aircraft and their schedules.

5.3 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula for the Aircraft.

5.4 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates and other variables applicable to the Aircraft.

5.5 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA with respect to the Aircraft but not with respect to any other aircraft.

5.6 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the *** for the Aircraft.

5.7 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft (Covered Components).

5.8 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.9 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 12 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

DATED AS OF: JUNE 17, 2013

THE BOEING COMPANY	UNITED AIRLINES, INC.

***	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance and Treasurer
Title	Title

Table 1

Purchase Agreement No. 2484

787-9 Aircraft Delivery, Description, Price and Advance Payments

(787-9/GE/2006$/CPI)

Airframe Model/MTOW:	787-9		*** pounds	Detail Specification:	***
Engine Model/Thrust:	GENX-1B***		*** pounds	Airframe Price Base Year/ Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/ Escalation Formula:	***	***

Optional Features:		$	***
Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:
				Base Year Index (ECI):	***
Seller Purchased Equipment (SPE) Estimate:		$	***	Base Year Index (CPI):	***

Scheduled Delivery	Number of	Escalation Factor	Escalation Factor	Serial	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	(Engine)	Number	Price Per A/P		***		***		***		***
Block A Aircraft
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

CAL-PA-02484, APR 60218-1F	Boeing Proprietary	787-9 Table 1, Page 1, SA-8

Scheduled Delivery	Number of	Escalation Factor	Escalation Factor	Serial	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	(Engine)	Number	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Block B Aircraft
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total 787-9s	18

CAL-PA-02484, APR 60218-1F	Boeing Proprietary	787-9 Table 1, Page 1, SA-8

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-MSA-547R5

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Option Aircraft

Reference:	Purchase Agreement No. 2484 (the Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (the Aircraft)

Ladies and Gentlemen:

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-MSA-547R4 dated March 12, 2007. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to manufacture and sell to Customer additional Model 787-*** aircraft as Option Aircraft. The model, delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in Attachment B to this Letter Agreement (the Attachment).

1. Aircraft Description and Changes.

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment, and subject to the items in section 1.2 below.

1.2 Changes: The Detail Specification will be revised to include:

(i)	Changes applicable to the basic Model 787 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii)	Changes required to obtain required regulatory certificates; and

(iii)	Changes mutually agreed upon.

P.A. No. 2484	SA-8
6-1162-MSA-547R5, Option Aircraft	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2. Price.

2.1. The pricing elements of the Option Aircraft are listed in the Attachment.

2.2. Price Adjustments.

2.2.1. Optional Features. The Optional Features Prices selected for the Option Aircraft will be *** Boeing’s *** prices *** the Option Aircraft.

2.2.2. Escalation Adjustments. The Airframe Price and the Optional Features Prices for Option Aircraft will be escalated on the same basis as the Aircraft, and will be adjusted to Boeing’s then-current escalation provisions as of the date of execution of the definitive agreement for the Option Aircraft.

The engine manufacturer’s current escalation provisions, listed in Exhibit Supplement EE1 to the Purchase Agreement, have been *** to the months of scheduled delivery using commercial forecasts to calculate the Advance Payment Base Price listed in the Attachment to this Letter Agreement. The engine escalation provisions *** by the engine manufacturer *** the Option Aircraft.

2.2.3. Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft will be adjusted to Boeing’s and the engine manufacturer’s *** prices as of *** the Option Aircraft.

3. Payment.

3.1. Customer will pay a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Option Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. ***

3.2. If Customer exercises its option to acquire an Option Aircraft, advance payments in the amounts and at the times listed in the Attachment will be payable for that Option Aircraft. The remainder of the Aircraft Price for that Option Aircraft will be paid at the time of delivery.

P.A. No. 2484	SA-8
6-1162-MSA-547R5, Option Aircraft	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4. Option Exercise.

4.1. RESERVED.

4.2. For Option Aircraft delivering after 2011, Customer may exercise an option to acquire an Option Aircraft by giving written notice to Boeing on or before the date *** prior to the first business day of the applicable delivery month listed in the Attachment.

4.3. Customer may elect to either (i) place an exercised Option Aircraft in Purchase Agreement No. 3860 Boeing and Customer relating to Model 787 aircraft (United Purchase Agreement) in lieu of the Purchase Agreement or (ii) Customer may elect to place an exercised Option Aircraft in the Purchase Agreement, subject to execution of supplemental agreements to amend both Customer’s Purchase Agreement and the United Purchase Agreement.

4.4. Customer’s Option Aircraft are scheduled by month. Upon exercise of an Option Aircraft, Boeing *** Attachment B to this Letter Agreement; provided, that Boeing *** such Option Aircraft *** delivery months *** the total number of such Option Aircraft *** will not be considered either *** the AGTA) *** Letter Agreement 6-1162-RCN-1936), and all applicable terms and conditions set forth in the Purchase Agreement (e.g., Airframe Price Adjustment and Engine Price Adjustment and advance payments) shall be *** month.

5. Contract Terms.

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the Option Aircraft to the Purchase Agreement as an Aircraft. If the parties have not entered into a definitive agreement within *** following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within ***. If Customer and Boeing fail to enter into such definitive agreement, Boeing will retain the Option Deposit for that Option Aircraft ***.

Very truly yours,

THE BOEING COMPANY

By	***
Its	Attorney-in-Fact

P.A. No. 2484	SA-8
6-1162-MSA-547R5, Option Aircraft	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	June 17, 2013

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

Attachment:

	Attachment B*:	787-9 Option Aircraft Delivery, Description, Price and Advance Payments: SA-8, Revised to *** Option Aircraft

*	Attachment A is no longer applicable as there are no 787-*** Option Aircraft

P.A. No. 2484	SA-8
6-1162-MSA-547R5, Option Aircraft	Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment B to Option Aircraft Letter 6-1162-MSA-547R5

787-9 Option Aircraft Delivery, Description, Price and Advance Payments

(787-***/GE***)

Airframe Model/MTOW:	787-***		***	Detail Specification:	***
Engine Model/Thrust:	GENX-1B***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:		$	***
Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		$	***	Base Year Index (ECI):	***
				Base Year Index (CPI):	***
Non-Refundable Deposit/Aircraft at Def Agreemt:		$	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Price Per A/P		***		***		***		***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***

Attachment B, 787-9, SA-8

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Price Per A/P		***		***		***		***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total:	***

Attachment B, 787-9, SA-8

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-RCN-1936A1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Other Special Matters

Reference:	Purchase Agreement No. 2484 (the Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Amending Letter Agreement) amends and supplements the Purchase Agreement and amends certain of the terms and conditions of Letter Agreement 6-1162-RCN-1936 (Original Letter Agreement). All terms used and not defined in this Amending Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Amendments.

a) Article 3.1 and 3.2 of the Original Letter Agreement are revised as follows:

3.1 Option exercise terms can be found in Letter Agreement 6-1162-MSA-547R5, as amended, entitled “Option Aircraft”.

3.2 Subject to and contingent on Customer’s exercise of an Option Aircraft no later than *** prior to the first day of the then current scheduled month of delivery, *** concurrently with the delivery of each such Option Aircraft *** for such exercised Option Aircraft. As of the effective date of Supplemental Agreement No. 8, the total number of Option Aircraft in the Purchase Agreement ***, which is the total number of Option Aircraft in the Purchase Agreement as of the effective date of Supplemental Agreement No. 8 to the Purchase Agreement.

2.	Additional Terms.

A new Article 5.3 is added to the Original Letter Agreement and provides as follows:

5.3 787-9 ***. Boeing will provide to Customer*** the Model 787-9 Aircraft ***.

P.A. No. 2484	SA-8
6-1162-RCN-1936A1, Other Special Matters	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

*** 787-9 ***. Should Boeing *** the 787-9 Aircraft, Boeing *** in accordance with the *** unless *** pursuant to paragraphs 5.3.1 through 5.3.2 below.

5.3.1 Should Boeing *** the 787-9 Aircraft, Boeing *** Customer, *** the 787-9 Aircraft *** as described in paragraph 5.3.2 (ii).

5.3.2 *** 787-9 *** is limited to:

(i) *** Boeing to *** to the 787-9 Aircraft.

(ii) 787-9 Aircraft listed in Table 1 to the Purchase Agreement *** for which Boeing has *** such 787-9 Aircraft ***

***

A new Article 11 is inserted into the Original Letter Agreement and provides as follows:

11. Delivery Location.

Notwithstanding Article 6.2 of the AGTA, Boeing will deliver the Aircraft in the same United States state as the primary assembly plant for the Aircraft.

[The rest of the page is intentionally blank. Signature page follows.]

P.A. No. 2484	SA-8
6-1162-RCN-1936A1, Other Special Matters	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	***
Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2013

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

P.A. No. 2484	SA-8
6-1162-RCN-1936A1, Other Special Matters	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-MSA-554R4

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Model Substitution

Reference:	Purchase Agreement No. 2484 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of any Boeing Model 787-8/-9/-10 aircraft in place of any firmly contracted Model 787-8/-9/-10 aircraft, subject to the following terms and conditions (Substitution Right):

1.	Definitions.

“Substitution Aircraft” means any Model 787-8, 787-9 or 787-10 aircraft resulting from Customer exercising the Substitution Right.

“787-8/787-9 Substitution” means Customer substitution of Model 787-9 in place of Model 787-8 aircraft and similarly Customer substitution of Model 787-8 aircraft in place of Model 787-9 aircraft.

“Substitution to 787-10” means Customer substitution of Model 787-10 aircraft in place of Model 787-9 or 787-8 aircraft.

“Substitution from 787-10” means Customer substitution of Model 787-8 or 787-9 aircraft in place of Model 787-10 aircraft.

***

P.A. No. 2484	SA-8
6-1162-MSA-554R4, Model Substitution Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2. Substitution Aircraft Pricing.

2.1 The price for each Substitution Aircraft is as set forth in Attachments ***. Pricing of Substitution Aircraft is subject to change if a different engine model or thrust level is configured for the Substitution Aircraft.

3. Substitution Notice.

Customer shall notify Boeing of its intent to exercise the Substitution Right (Substitution Notice) at least:

3.1 *** prior to the scheduled delivery month of the 787-8 or 787-9 Aircraft for 787-8/787-9 Substitution.

3.2 *** prior to the scheduled delivery month of the 787-8, 787-9 Aircraft, or 787-10 aircraft, if applicable, for the Substitution to 787-10 or Substitution from 787-10***, or

3.3 ***

3.4 Boeing shall work with Customer to *** as the 787-9 *** program*** becomes defined.

4. 787-10 Substitution.

The Substitution Right as it relates to Substitution to 787-10 and Substitution from 787-10 will commence with the *** after the ***, and is subject to the following additional conditions:

4.1 Approval by the Board of Directors of Boeing to launch the 787-10 program (Program Launch);

4.2 Boeing reaching final agreement with the applicable engine manufacturer(s) for engines on the Boeing Model 787-10 aircraft;

4.3 If applicable, Boeing and Customer reaching final agreement on the terms and conditions of *** Boeing Model 787-10 aircraft *** of the 787-10; and

4.4 If applicable, revision of the scheduled month of delivery if Customer selects a different engine for its Model 787-10 Substitution Aircraft than that selected by the customer taking delivery of the first Boeing Model 787-10 aircraft;

5. Training.

The training terms of Supplemental Exhibit CS1 Part 1 of the Purchase Agreement shall apply to the Substitution Aircraft. The *** shall not be adjusted as a result of Customer exercising its Substitution Right.

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

6. Production Constraints.

6.1 With respect to any Substitution Aircraft, Customer’s Substitution Right is further conditioned upon Boeing having production capability for the Substitution Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted. Within *** after receipt of a Substitution Notice, Boeing will provide a written response to Customer’s Substitution Notice indicating *** Boeing’s production capability ***.

6.2 If Boeing is *** to manufacture the Substitution Aircraft ***, then Boeing *** for Customer’s *** and written acceptance within *** of ***.

6.3 All of Boeing’s quoted delivery positions for Substitution Aircraft shall be considered preliminary until such time as the parties enter into a definitive supplemental agreement in accordance with paragraph 7 below.

7. Supplemental Agreement.

Boeing and Customer will enter into a Supplemental Agreement with respect to each Substitution Aircraft for the purpose of incorporating the Substitution Aircraft into the Purchase Agreement. Boeing and Customer will cooperate in good faith and exert commercially reasonable efforts to negotiate and execute a Supplemental Agreement within *** of the later of (i) Customer’s substitution notice to Boeing or (ii) ***. Upon the execution and delivery of a Supplemental Agreement pursuant to this Section 7, the aircraft identified in such Supplemental Agreement shall be deemed a “Firm Aircraft” for purposes of this Letter Agreement and an “Aircraft” as defined in the Purchase Agreement and shall be governed by the Purchase Agreement.

8. Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, is considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party’s prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	***
Its	Attorney-in-Fact

Attachments:

Attachment A-1: 787-9 GE Powered PriciJng;

Attachment B-1: 787-10 GE Powered Pricing

Attachment C-1: 787-8 GE Powered Pricing

ACCEPTED AND AGREED TO this

Date:	June 17, 2013

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman
Its	Senior Vice President – Finance and Treasurer

P.A. No. 2484	SA-8
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BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A-1 to Model Substitution Letter Agreement 6-1162-MSA-554R4

(787-9 / GE / ***)

Airframe Model/MTOW:	787-9		*** pounds	Detail Specification:	***
Engine Model/Thrust:	GENX-1B***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:			***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		$	***	Base Year Index (ECI):	***
				Base Year Index (CPI):	***
Refundable Deposit/Aircraft at Proposal Accept:		$	***

Attachment A-1 to 6-1162-MSA-554R4
APR 61190	Boeing / United Airlines, Inc. Proprietary	SA-8, Attachment A-1, Page 1

Attachment B-1 to Model Substitution Letter Agreement 6-1162-MSA-554R4

(787-10 / GE / ***)

Airframe Model/MTOW:	787-10		*** pounds	Detail Specification:	***
Engine Model/Thrust:	GENX-1B***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:			***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		$	***	Base Year Index (ECI):	***
				Base Year Index (CPI):	***
Refundable Deposit/Aircraft at Proposal Accept:		$	***

***

Attachment B-1 to 6-1162-MSA-554R4
APR 61190	Boeing / United Airlines, Inc. Proprietary	SA-8, Attachment B-2, Page 1

Attachment C-1 to Model Substitution Letter Agreement 6-1162-MSA-554R4

(787-8 / *** / GE)

Airframe Model/MTOW:	787-8		*** pounds	Detail Specification:	***
Engine Model/Thrust:	GENX-1B***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:			***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		$	***	Base Year Index (ECI):	***
				Base Year Index (CPI):	***
Refundable Deposit/Aircraft at Proposal Accept:		$	***

Attachment C-1 to 6-1162-MSA-554R4
APR 61105-1F.TXT	Boeing Proprietary	SA-8, Attachment C-1, Page 1